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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2003

LAWSON SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-33335

Delaware (State or other jurisdiction of incorporation or organization)	41-1251159 (I.R.S. Employer Identification Number)
380 St. Peter Street, St. Paul, Minnesota (Address of principal executive offices)	55102 (Zip Code)

Registrant's telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On September 30, 2003, Lawson Software, Inc. ("Lawson") acquired Closedloop Solutions, Inc.("Closedloop") for $4.3 million cash, through a merger between Closedloop and Circle Acquisition, Inc., a wholly owned subsidiary of Lawson. Closedloop provides collaborative budgeting, planning and forecasting solutions using real-time, transactional functionality. The acquired assets included all tangible assets, software applications, technologies, and other intangibles.

        The acquisition will be accounted for as a purchase. The purchase price was determined through arms-length negotiations between Lawson and Closedloop and was paid from Lawson's immediately available cash funds. Prior to this transaction, there were no material relationships between Lawson and Closedloop, nor any of their officers, directors, or affiliates.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Financial statements of business acquired.

        Lawson will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on a Form 8-K/A within 60 days from the date on which this report must be filed, on or before December 15, 2003.

  (b)
  Pro forma financial information.

        Lawson will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act on a Form 8-K/A within 60 days from the date on which this report must be filed, on or before December 15, 2003.

  (c)
  Exhibits.

Exhibit No.	Description
2.1	Merger agreement between Lawson Software, Inc., Circle Acquisition, Inc., Closedloop Solutions, Inc., Gregory Sands, as the stockholders' representative and The Principal Stockholders.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.
Date: October 6, 2003	By:	/s/ ROBERT G. BARBIERI Robert G. Barbieri Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Merger agreement between Lawson Software, Inc., Circle Acquisition, Inc., Closedloop Solutions, Inc., Gregory Sands, as the stockholders' representative and The Principal Stockholders.

OMITTED SCHEDULES AND EXHIBITS

        The following schedules to the exhibits have been omitted pursuant to Regulation S-K Item 601, and will be provided upon written request to the Corporate Secretary of Lawson Software, Inc.

Target's Disclosure Schedule
Parent's Disclosure Schedule
Schedule A—Financial Flow Calculation
Schedule B—M&A Bonus Chart
Schedule C—List of Stockholder Voting Agreement Signatories
Schedule D—Principal Stockholders Pro Rata Portion of Indemnification Obligations

EXHIBITS

Exhibit A—Certificate of Merger
Exhibit B—Paying Agent Agreement
Exhibit C—Escrow Agreement
Exhibit D—Letter of Transmittal
Exhibit E—Opinion of the Target's Counsel
Exhibit F—Target Board Resolution Freezing Target 401(k) Plan
Exhibit G—Stockholder Voting Agreement

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
OMITTED SCHEDULES AND EXHIBITS
EXHIBITS